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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


         July 29, 1998                                        0-21537
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         Date of Report                              Commission File Number
(Date of earliest event reported)



                           PACIFIC BIOMETRICS, INC.
            (Exact name of registrant as specified in its charter)



             Delaware                                         93-1211114
---------------------------------              ---------------------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                        Identification Number)



                    25651 Atlantic Ocean Drive, Suite A-1
                        Lake Forest, California 92630
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             (Address of Principal Executive Offices) (Zip Code)



                                (949) 455-9724
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             (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On July 29, 1998, Pacific Biometrics, Inc. (the "Company") engaged Grant Thornton LLP ("GT") as the Company's independent auditors. The Company had not previously consulted with GT regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and no written or oral advice was provided by GT that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. GT was not consulted with respect to any matter that was the subject of a disagreement or event identified in the Company's prior filing on Form 8-K with respect to the resignation of its former accountants.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  not applicable

         (b)  not applicable

         (c)  not applicable



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 4, 1998              PACIFIC BIOMETRICS, INC.


                                  By:      /s/ Paul G. Kanan
                                        -------------------------------------
                                  Name:  Paul G. Kanan
                                  Title: President and Chief Executive Officer



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